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Exhibit 23


            CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 11, 1995, which appears on page 41 of J.P.
Morgan & Co. Incorporated's 1994 Annual Report on Form 10-
K for the year ended December 31, 1994.




PRICE WATERHOUSE LLP

New York, New York
December 14, 1995